Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	SECOND QUARTER		YEAR-TO-DATE
	2025	2024	2025	2024
NET SALES	$3,945.2	$4,024.4	$7,689.8	$7,893.9
COSTS AND EXPENSES
Cost of sales	2,878.7	2,883.2	5,502.5	5,644.2
Gross profit	1,066.5	1,141.2	2,187.3	2,249.7
% of Net Sales	27.0%	28.4%	28.4%	28.5%
Selling, general and administrative	873.1	828.6	1,740.1	1,680.4
% of Net Sales	22.1%	20.6%	22.6%	21.3%
Other - net	67.7	226.5	115.2	306.5
Loss on sale of business	—	—	0.3	—
Asset impairment charge	—	—	—	25.5
Restructuring charges	18.8	29.8	20.0	44.8
Income from operations	106.9	56.3	311.7	192.5
Interest - net	80.2	78.4	157.4	166.3
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	26.7	(22.1)	154.3	26.2
Income taxes on continuing operations	(75.2)	(2.9)	(38.0)	25.9
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	$101.9	$(19.2)	$192.3	$0.3
Gain on Security sale before income taxes	$—	$10.4	$—	$10.4
Income taxes on discontinued operations	—	2.4	—	2.4
NET EARNINGS FROM DISCONTINUED OPERATIONS	$—	$8.0	$—	$8.0
NET EARNINGS (LOSS)	$101.9	$(11.2)	$192.3	$8.3

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.67	$(0.13)	$1.27	$—
Discontinued operations	$—	$0.05	$—	$0.05
Total basic earnings (loss) per share of common stock	$0.67	$(0.07)	$1.27	$0.06

DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.67	$(0.13)	$1.27	$—
Discontinued operations	$—	$0.05	$—	$0.05
Total diluted earnings (loss) per share of common stock	$0.67	$(0.07)	$1.27	$0.05

DIVIDENDS PER SHARE OF COMMON STOCK	$0.82	$0.81	$1.64	$1.62

WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	151,231	150,394	151,122	150,311
Diluted	151,728	150,394	151,711	151,012

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	June 28, 2025	December 28, 2024
ASSETS
Cash and cash equivalents	$311.8	$290.5
Accounts and notes receivable, net	1,542.4	1,153.7
Inventories, net	4,639.0	4,536.4
Other current assets	384.6	397.1
Total current assets	6,877.8	6,377.7
Property, plant and equipment, net	2,026.0	2,034.3
Goodwill and other intangibles, net	11,735.0	11,636.4
Other assets	1,853.8	1,800.5
Total assets	$22,492.6	$21,848.9
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,069.8	$—
Current maturities of long-term debt	849.6	500.4
Accounts payable	2,495.4	2,437.2
Accrued expenses	2,177.3	1,979.3
Total current liabilities	6,592.1	4,916.9
Long-term debt	4,757.8	5,602.6
Other long-term liabilities	2,079.7	2,609.5
Shareowners’ equity	9,063.0	8,719.9
Total liabilities and shareowners' equity	$22,492.6	$21,848.9

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		SECOND QUARTER		YEAR-TO-DATE
		2025	2024	2025	2024
	OPERATING ACTIVITIES
	Net earnings (loss)	$101.9	$(11.2)	$192.3	$8.3
	Depreciation	92.7	114.3	183.8	213.4
	Amortization	37.4	40.7	74.7	81.8
	Gain on sale of discontinued operations	—	(10.4)	—	(10.4)
	Loss on sale of business	—	—	0.3	—
	Asset impairment charge	—	—	—	25.5
	Changes in working capital[1]	127.6	397.8	(341.4)	38.0
	Other	(145.3)	41.8	(315.4)	(214.6)
	Net cash provided by (used in) operating activities	214.3	573.0	(205.7)	142.0
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(79.6)	(87.2)	(144.6)	(152.9)
	Proceeds from sales of businesses, net of cash sold	—	735.6	5.0	735.6
	Payments on long-term debt	(0.3)	—	(500.3)	—
	Net short-term commercial paper (repayments) borrowings	(98.2)	(1,245.7)	1,038.0	(570.8)
	Cash dividends on common stock	(124.0)	(121.8)	(248.5)	(243.6)
	Other	11.9	0.4	4.5	(1.6)
	Net cash (used in) provided by investing and financing activities	(290.2)	(718.7)	154.1	(233.3)
	Effect of exchange rate changes on cash	42.6	(15.0)	74.1	(42.6)
	(Decrease) increase in cash, cash equivalents and restricted cash	(33.3)	(160.7)	22.5	(133.9)
	Cash, cash equivalents and restricted cash, beginning of period	348.6	481.4	292.8	454.6
	Cash, cash equivalents and restricted cash, end of period	$315.3	$320.7	$315.3	$320.7

	Free Cash Flow Computation[2]
	Net cash provided by (used in) operating activities	$214.3	$573.0	$(205.7)	$142.0
	Less: capital and software expenditures	(79.6)	(87.2)	(144.6)	(152.9)
	Free cash flow (before dividends)	$134.7	$485.8	$(350.3)	$(10.9)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		June 28, 2025	December 28, 2024
	Cash and cash equivalents	$311.8	$290.5
	Restricted cash included in Other current assets	3.5	2.3
	Cash, cash equivalents and restricted cash	$315.3	$292.8

[1]	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
[2]	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

		SECOND QUARTER		YEAR-TO-DATE
		2025	2024	2025	2024
	NET SALES
	Tools & Outdoor	$3,461.4	$3,528.7	$6,742.3	$6,813.3
	Engineered Fastening[1]	483.8	495.7	947.5	1,080.6
	Total	$3,945.2	$4,024.4	$7,689.8	$7,893.9

	SEGMENT PROFIT
	Tools & Outdoor	$238.1	$316.1	$527.3	$571.8
	Engineered Fastening[1]	$35.0	$66.8	$74.0	$132.0

	CORPORATE OVERHEAD[2]	$(79.7)	$(70.3)	$(154.1)	$(134.5)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	6.9%	9.0%	7.8%	8.4%
	Engineered Fastening[1]	7.2%	13.5%	7.8%	12.2%

[1]	In the first quarter of 2025, the Industrial segment was renamed “Engineered Fastening” as a result of a more focused portfolio following recent divestitures. The Engineered Fastening segment name change is to the name only and had no impact on the Company’s consolidated financial statements or segment results. The 2024 amounts shown above for the Engineered Fastening segment include the results of the Infrastructure business through the date of sale of April 1, 2024.
[2]	The corporate overhead element of SG&A, which is not allocated to the business segments for purposes of determining segment profit, consists of the costs associated with the executive management team and expenses related to centralized functions that benefit the entire Company but are not directly attributable to the business segments, such as legal and corporate finance functions, as well as expenses for the world headquarters facility.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		SECOND QUARTER 2025
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,066.5	$20.0	$1,086.5
	% of Net Sales	27.0%		27.5%
	Selling, general and administrative	873.1	(52.6)	820.5
	% of Net Sales	22.1%		20.8%
	Earnings from continuing operations before income taxes	26.7	83.0	109.7
	Income taxes on continuing operations[2]	(75.2)	21.8	(53.4)
	Net earnings from continuing operations	101.9	61.2	163.1
	Diluted earnings per share of common stock - Continuing operations	$0.67	$0.41	$1.08

		SECOND QUARTER 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,141.2	$33.5	$1,174.7
	% of Net Sales	28.4%		29.2%
	Selling, general and administrative	828.6	(27.6)	801.0
	% of Net Sales	20.6%		19.9%
	(Loss) earnings from continuing operations before income taxes	(22.1)	239.3	217.2
	Income taxes on continuing operations[2]	(2.9)	55.6	52.7
	Net (loss) earnings from continuing operations	(19.2)	183.7	164.5
	Diluted (loss) earnings per share of common stock - Continuing operations[3]	$(0.13)	$1.22	$1.09

[1]	The Non-GAAP 2025 and 2024 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 17.
[2]	Income taxes attributable to Non-GAAP adjustments are determined by calculating income taxes on pre-tax earnings, both inclusive and exclusive of Non-GAAP adjustments, taking into consideration the nature of the Non-GAAP adjustments and the applicable statutory income tax rates.
[3]	The Non-GAAP diluted earnings per share for the second quarter of 2024 is calculated using diluted weighted-average shares outstanding of 151.103 million.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2025
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$2,187.3	$36.7	$2,224.0
	% of Net Sales	28.4%		28.9%
	Selling, general and administrative	1,740.1	(74.6)	1,665.5
	% of Net Sales	22.6%		21.7%
	Earnings from continuing operations before income taxes	154.3	114.5	268.8
	Income taxes on continuing operations[2]	(38.0)	29.3	(8.7)
	Net earnings from continuing operations	192.3	85.2	277.5
	Diluted earnings per share of common stock - Continuing operations	$1.27	$0.56	$1.83

		YEAR-TO-DATE 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$2,249.7	$47.9	$2,297.6
	% of Net Sales	28.5%		29.1%
	Selling, general and administrative	1,680.4	(47.7)	1,632.7
	% of Net Sales	21.3%		20.7%
	Earnings from continuing operations before income taxes	26.2	310.8	337.0
	Income taxes on continuing operations[2]	25.9	62.4	88.3
	Net earnings from continuing operations	0.3	248.4	248.7
	Diluted earnings per share of common stock - Continuing operations	$—	$1.65	$1.65

[1]	The Non-GAAP 2025 and 2024 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 17.
[2]	Income taxes attributable to Non-GAAP adjustments are determined by calculating income taxes on pre-tax earnings, both inclusive and exclusive of Non-GAAP adjustments, taking into consideration the nature of the Non-GAAP adjustments and the applicable statutory income tax rates.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		SECOND QUARTER 2025
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$238.1	$38.4	$276.5
	Engineered Fastening	$35.0	$17.3	$52.3

	CORPORATE OVERHEAD	$(79.7)	$16.9	$(62.8)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	6.9%		8.0%
	Engineered Fastening	7.2%		10.8%

		SECOND QUARTER 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$316.1	$52.6	$368.7
	Engineered Fastening	$66.8	$0.3	$67.1

	CORPORATE OVERHEAD	$(70.3)	$8.2	$(62.1)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.0%		10.4%
	Engineered Fastening	13.5%		13.5%

1	Non-GAAP adjustments for the business segments relate primarily to separation benefit costs associated with a voluntary retirement program as well as footprint actions and other costs associated with the supply chain transformation, as further discussed on page 17. Non-GAAP adjustments for Corporate overhead primarily consist of voluntary retirement program costs and transition services costs related to previously divested businesses.
2	The Non-GAAP 2025 and 2024 business segment and corporate overhead information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2025
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$527.3	$63.4	$590.7
	Engineered Fastening	$74.0	$25.0	$99.0

	CORPORATE OVERHEAD	$(154.1)	$22.9	$(131.2)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	7.8%		8.8%
	Engineered Fastening	7.8%		10.4%

		YEAR-TO-DATE 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$571.8	$75.5	$647.3
	Engineered Fastening	$132.0	$6.0	$138.0

	CORPORATE OVERHEAD	$(134.5)	$14.1	$(120.4)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.4%		9.5%
	Engineered Fastening	12.2%		12.8%

1	Non-GAAP adjustments for the business segments relate primarily to separation benefit costs associated with a voluntary retirement program as well as footprint actions and other costs associated with the supply chain transformation, as further discussed on page 17. Non-GAAP adjustments for Corporate overhead primarily consist of voluntary retirement program costs and transition services costs related to previously divested businesses.
2	The Non-GAAP 2025 and 2024 business segment and corporate overhead information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS (LOSS) TO EBITDA
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR-TO-DATE
	2025	2024	2025	2024
Net earnings (loss) from continuing operations	$101.9	$(19.2)	$192.3	$0.3
% of Net Sales	2.6%	(0.5)%	2.5%	—%

Interest - net	80.2	78.4	157.4	166.3
Income taxes on continuing operations	(75.2)	(2.9)	(38.0)	25.9
Depreciation	92.7	114.3	183.8	213.4
Amortization	37.4	40.7	74.7	81.8
EBITDA[1]	$237.0	$211.3	$570.2	$487.7
% of Net Sales	6.0%	5.3%	7.4%	6.2%

Non-GAAP adjustments before income taxes	83.0	239.3	114.5	310.8

Less: Accelerated depreciation included in Non-GAAP adjustments before income taxes	1.8	21.3	4.7	26.6
Adjusted EBITDA[1]	$318.2	$429.3	$680.0	$771.9
% of Net Sales	8.1%	10.7%	8.8%	9.8%

SUMMARY OF NON-GAAP ADJUSTMENTS BEFORE INCOME TAXES
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR-TO-DATE
	2025	2024	2025	2024
Supply Chain Transformation Costs:
Footprint Rationalization[2]	$5.4	$24.0	$12.0	$32.4
Material Productivity & Operational Excellence	3.3	7.6	8.0	13.4
Voluntary retirement program[3]	11.9	—	11.9	—
Facility-related costs	—	1.6	—	2.3
Other (gains) charges	(0.6)	0.3	4.8	(0.2)
Gross profit	$20.0	$33.5	$36.7	$47.9

Supply Chain Transformation Costs:
Footprint Rationalization[2]	$5.0	$15.5	$11.1	$21.6
Complexity Reduction & Operational Excellence[4]	10.5	1.5	20.5	3.2
Acquisition & integration-related costs	—	3.9	—	6.7
Transition services costs related to previously divested businesses	3.1	4.7	8.4	10.2
Voluntary retirement program[3]	33.5	—	33.5	(0.1)
Other charges	0.5	2.0	1.1	6.1
Selling, general and administrative	$52.6	$27.6	$74.6	$47.7

Income related to providing transition services to previously divested businesses	$(3.5)	$(4.7)	$(10.3)	$(10.2)
Voluntary retirement program[3]	6.2	—	6.2	—
Environmental charges	—	153.8	(1.1)	153.8
Deal-related costs and other[5]	(11.1)	(0.7)	(11.9)	1.3
Other, net	$(8.4)	$148.4	$(17.1)	$144.9

Loss on sale of business	$—	$—	$0.3	$—
Asset impairment charge[6]	—	—	—	25.5
Restructuring charges	18.8	29.8	20.0	44.8
Non-GAAP adjustments before income taxes	$83.0	$239.3	$114.5	$310.8

Exhibit 99.2

1	EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA excluding certain gains and charges, as summarized below. EBITDA and Adjusted EBITDA, both Non-GAAP measures, are considered relevant to aid analysis and understanding of the Company’s operating results and ensures appropriate comparability to prior periods.
2	Footprint Rationalization costs in 2025 and 2024 primarily relate to accelerated depreciation of manufacturing and distribution center equipment of $3.6 million and $24.7 million, respectively, and site transformation and re-configuration costs of $19.6 million and $18.2 million, respectively. Facility exit costs related to site closures are reported in Restructuring charges.
3	In June 2025, the Company implemented a voluntary retirement program (“VRP”) to right-size the Company’s corporate and support functions to align with a more focused portfolio following recent divestitures and more streamlined operations as part of the supply chain transformation. The costs associated with the VRP relate to separation benefits provided to eligible employees who voluntarily retired from the Company.
4	Complexity Reduction & Operational Excellence costs in 2025 primarily relate to third-party consulting fees to provide expertise in identifying business model changes and quantifying related cost savings opportunities within the Company’s Engineered Fastening business, developing a detailed program and related governance, and assisting the Company with the implementation of actions necessary to achieve the identified objectives.
5	Includes an $8.1 million gain on sale of a distribution center in the second quarter of 2025 as part of the supply chain transformation.
6	The $25.5 million pre-tax asset impairment charge in 2024 related to the Infrastructure business.

RECONCILIATION OF GAAP REVENUE GROWTH TO ORGANIC GROWTH
(Unaudited)

	SECOND QUARTER 2025
	GAAP Revenue Growth	Less: Acquisitions	Plus: Divestitures	Less: Product Line Transfer	Less: Currency	Non-GAAP Organic Growth[1]
Stanley Black & Decker	-2%	-%	-%	-%	1%	-3%
Tools & Outdoor	-2%	-%	-%	-%	1%	-3%
North America	-4%	-%	-%	-%	-%	-4%
Europe	5%	-%	-%	-%	6%	-1%
Rest of World	-2%	-%	-%	-%	-3%	1%
Engineered Fastening	-2%	-%	-%	-3%	2%	-1%

1	Non-GAAP Organic Growth, as reconciled to GAAP Revenue Growth above, is utilized to describe the change in the Company’s sales excluding the impacts of foreign currency fluctuations, acquisitions during their initial 12 months of ownership, divestitures, and transfers of product lines between segments. Organic growth is also referred to as organic sales growth and organic revenue growth.